EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Lawrence T. Borgard
Lawrence T. Borgard
Director

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Charles A. Cloninger
Charles A. Cloninger
Director

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ William D. Laakso
William D. Laakso
Director

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Phillip M. Mikulsky
Phillip M. Mikulsky
Director

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/Joseph P. O’Leary
Joseph P. O’Leary
Director

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Mark A. Radtke
Mark A. Radtke
Director

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ James F. Schott
James F. Schott
Director

POWER OF ATTORNEY

WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Wisconsin Public Service Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Charles A. Schrock
Charles A. Schrock
Director